UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2019

FibroGen, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36740	77-0357827
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

FibroGen, Inc.

409 Illinois Street

San Francisco, CA 94158

(Address of principal executive offices, including zip code)

(415) 978-1200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	FGEN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 26, 2019, FibroGen, Inc. announced that Thomas B. Neff, Chief Executive Officer and Chairman of the Board of Directors of FibroGen, passed away unexpectedly this past weekend. FibroGen would like to offer sincere condolences to the family of Mr. Neff.

James A. Schoeneck has been named FibroGen’s Interim Chief Executive Officer while the Company pursues the process of retaining a permanent CEO to fill the position. Mr. Schoeneck has served on FibroGen’s Board of Directors for 9 years, and prior to accepting the Interim CEO role, served as Chairperson of FibroGen’s Compensation Committee and as a member of FibroGen’s Audit Committee. He was previously the Chief Executive Officer at Depomed, Inc. and has additional CEO experience in the biopharmaceutical industry, as well as experience serving as Vice President and General Manager, Immunology, at Centocor Inc. (now Janssen Biotech, Inc.), where he led the development of Centocor’s commercial capabilities.

There were no arrangements or understandings between Mr. Schoeneck and any other person pursuant to which Mr. Schoeneck was selected as an officer. Mr. Schoeneck does not have any family relationships subject to disclosure under Item 401(d) of Regulation S-K or any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 8.01	Other Events.

On August 26, 2019, FibroGen issued a press release announcing the matters disclosed above under Item 5.02. A copy of such press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release titled “FibroGen Announces Passing of CEO Thomas B. Neff, Scientific Innovator and Pioneering Biopharmaceutical Executive” dated August 26, 2019

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIBROGEN, INC.

Dated: August 26, 2019

	By:	/s/ Michael Lowenstein
Michael Lowenstein
Chief Legal Officer